Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-101652, 333-137102, 333-153419, 333-206420, 333-207946, 333-210151, 333-222294 and 333-228502) of Partner Communications Company Ltd., of our report dated March 26, 2019 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 20-F. We also consent to the reference to us under the heading Selected Financial Data in this Form 20-F.

Tel-Aviv, Israel	/s/ Kesselman & Kesselman
March 27, 2019	Certified Public Accountants (Isr.)
A member firm of PricewaterhouseCoopers International Limited

Kesselman & Kesselman, Trade Tower, 25 Hamered Street, Tel-Aviv 68125, Israel,
P.O Box 50005 Tel-Aviv 61500  Telephone: +972 -3- 7954555, Fax:+972 -3- 7954556, www.pwc.com/il